Exhibit 24a


                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and William A. Zimmer, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ BRADLEY CURREY, JR.
                              _____________________________
                              Bradley Currey, Jr.

Dated:  January 16, 1998

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and William A. Zimmer, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ J. HYATT BROWN
                              ____________________________
                              J. Hyatt Brown

Dated:  January 16, 1998


                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and William A. Zimmer, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ DAVID H. HUGHES
                              _____________________________
                              David H. Hughes

Dated:  January 16, 1998


                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and William A. Zimmer, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ JAN E. SMITH
                              ________________________________
                              Jan E. Smith

Dated:  January 16, 1998

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and William A. Zimmer, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ KENNETH E. HILL
                              _______________________________
                              Kenneth E. Hill

Dated:  January 16, 1998

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and William A. Zimmer, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ JIM W. HENDERSON
                              _______________________________
                              Jim W. Henderson

Dated:  January 16, 1998


                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and William A. Zimmer, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ THEODORE J. HOEPNER
                              _______________________________
                              Theodore J. Hoepner

Dated:  January 16, 1998


                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and William A. Zimmer, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ SAMUEL P. BELL, III
                              ________________________________
                              Samuel P. Bell, III

Dated:  January 16, 1998


                        POWER OF ATTORNEY


     The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.

                              /S/ WILLIAM A. ZIMMER
                              _________________________________
                              William A. Zimmer

Dated:  January 16, 1998